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                                  EXHIBIT 23.2
                                  ------------

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Roper Industries, Inc.

We consent to the use of our report incorporated herein by reference.



                                 /s/ KPMG
                                 --------
                                 KPMG LLP

February 26, 1999

Atlanta, Georgia